                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                          ---------------------------

                                   FORM 8-K

                                CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                21-Jan-97


     The Money Store Inc. (as Representative) and TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of May 31, 1996 in conection with the issuance of TMS Auto Trust Asset Backed Securities, (Series 1996-1).


                             The Money Store Inc.

                            TMS Auto Holdings, Inc.
--------------------------------------------------------------------------------
            (Exact name of regristrant as specified in its charter)


     Delaware                                             22-3405381
     New Jersey                 33-94518                  22-2293022
     ----------                 --------                  ----------
     State or other             (Commission               (IRS Employer
     jurisdiction of            File Number)               ID Number)
     incorporation)


     2840 Morris Avenue, Union, New Jersey                      07083
     ------------------------------------------------------------------
     (Address of principal executive officer)


     Registrant's Telephone Number,
     including area code:                                 908-686-2000
                                                          -------------


                                      n/a
     ------------------------------------------------------------------
         (Former name or former address, if changed since last report)

        Item 5          Other Events
                        ---------------------------------


Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date       21-Jan-97


        Item 7          Financial Statements and Exhibits
                        ---------------------------------

        The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                                THE MONEY STORE INC.
                                                TMS AUTO HOLDINGS, INC.



                                                By /S/ James K. Ransom
                                                -----------------------
                                                James K. Ransom
                                                Vice President









Dated:        01/24/97

                       TMS AUTO RECEIVABLES TRUST 1996-1
                      7.10%  Asset  Backed  Certificates
                            SERVICER'S CERTIFICATE

        IN ACCORDANCE WITH SECTION 5.8 OF THE POOLING AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE JANUARY 13, 1997 DETERMINATION DATE

     DISTRIBUTION DATE    01/21/97      MONTHLY PERIOD                  Dec-96

A. Information Regarding the Current Monthly Distribution :

   I. CERTIFICATES

                (a)  The aggregate amount of the distribution to
                     Certificateholders from the Collection Account              41,416.67

                (b)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of interest from the Collection Account    41,416.67

                (c)  The amount of the distribution set forth in  A. 1. (a)
                     above in respect of principal from the Collection Account        0.00

                (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                     on the Policy (Deficiency Claim Amount)                          0.00

                (e)  The amount of the distribution set forth in  A. 1. (a)
                     above per $1,000 interest                                   5.9166671

                (f)  The amount of the distribution set forth in  A. 1. (b)
                     above per $1,000 interest                                   5.9166671

                (g)  The amount of the distribution set forth in  A. 1. (c)
                     above per $1,000 interest                                   0.0000000

                (h)  The amount of the distribution set forth in  A. 1. (d)
                     above per $1,000 interest                                   0.0000000


B. Information Regarding the Performance of the Trust :

   I. POOL AND CERTIFICATE BALANCES

                (a)  The Pool Balance as of the close of business
                     on the last day of the preceding Monthly Period        165,335,093.81

                (b)  The Certificate Balance as of the close of business
                     on the last day of the preceding Monthly Period, after
                     giving effect to payments allocated to principal set
                     forth in Paragraph  A. 1. (c)  above                     7,000,000.00

                (c)  The Certificate Factor as of the close of business on the
                     last day of the preceding Monthly Period                    1.0000000

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                          Servicer with respect to the preceding Monthly Period
                          from the Collection Account                                                                  384,674.86
                  (b)  The amount of such Servicing Fee per $ 1,000 interest                                           54.9535514
                  (c)  The amount of any unpaid Servicing Fee                                                                0.00
                  (d)  The change in the amount of any unpaid Servicing Fee
                          from the previous Distribution Date                                                                0.00

         3.    OTHER FEES

                  (a) The aggregate amount of Trustee Fees paid to the Trustee
                          from the Collection Account                                                                      333.33
                  (b) The aggregate amount of Insurance Premium paid to the
                         Certificate Insurer from the Collection Account                                                 1,458.33

         4.    PAYMENT SHORTFALLS

                  (a)  The amount of the Interest Carryover Shortfall after
                          giving effect to the payments set forth in Paragraph
                          A. 1. (b) above                                                                                    0.00
                  (b)  The amount of such Interest  Carryover  Shortfall
                          per  $1,000  Interest                                                                         0.0000000
                  (c)  The change in the amount of the Interest Carryover Shortfall
                          from  the  previous  Distribution  Date                                                            0.00
                  (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                          A. 1. (c) above                                                                                    0.00
                  (e)  The amount of such Principal  Carryover  Shortfall
                          per  $1,000  Interest                                                                         0.0000000
                  (f)  The change in the amount of the Principal Carryover Shortfall
                          from  the  previous  Distribution  Date                                                            0.00

         5.    REALIZED LOSSES

                  (a)  Realized Losses for the Period funded by the Spread Account                                     581,854.26
                                           1.  Cram Down Losses                                 13,639.81
                                           2.  Losses on Liquidated Receivables                568,214.45
                  (b)  Aggregate Realized Losses, if any,
                                           1.  Preceding Monthly Period                            Dec-96             2,526,232.11
                                           2.  Second preceding Monthly Period                     Nov-96             1,944,377.85

         6.    PURCHASE AMOUNTS

                  The aggregate Purchase Amounts for Receivables,
                  if any, that were repurchased in such period                                                               0.00

         7.    PAYAHEAD ACCOUNT

                  (a)  The aggregate Payahead Balance                                                                  270,765.55
                  (b)  The change in the Payahead Balance from the
                          previous Distribution Date                                                                    13,467.76
                                         (1)  The aggregate Payaheads pursuant to Section 14.03
                                                 for  the  Monthly Period which were transferred from
                                                 the  Collection  Account to the Payahead Account.          77,841.65
                                         (2)  The portion of the Payaheads constituting Scheduled
                                                 Payments on PreComputed Receivables or the portion
                                                 that  are applied to Prepay a PreComputed Receivable in
                                                 full  pursuant to Section 14.03 which were transferred from
                                                 the Payahead  Account to the Collection Account.           64,373.89
                  (c)  The investment earnings on funds in the Payahead Account
                         (transferred from the Payahead to the Collection Account) and
                         payable to the Seller as Supplemental Servicing Fee                                             1,134.91

                                      (2)

         8.    SPREAD ACCOUNT

                  (a)  The Spread Account balance after giving effect to
                          distributions made on such Distribution  Date                                    13,226,807.50
                  (b)  The change in the Spread Account balance on such
                          Distribution  Date                                                                 (460,278.60)
                  (c)   The Amount withdrawn from the Spread Account and
                           payable to the Certificateholders (Deficiency Claim Amount)                              0.00
                  (d)   The Amount withdrawn from the Spread Account and
                           payable to the Seller  (Remaining Funds).                                        1,194,305.13
                  (e)   The investment earnings on funds in the Spread Account
                           (transferred from the Spread to the Collection Account) and
                           payable to the Seller as Supplemental Servicing Fee                                 49,180.34

         9.    THE POLICY

                  The amount distributable from the Policy and payable to the
                  Certificateholders, after giving effect to withdrawals from the
                  Spread Account (Deficiency Claim Amount)                                                          0.00

         10.    THE NOTICES

                  (a)   Pursuant to Section 14.04, there is a Deficiency Claim Amount of
                           $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (v)
                           of Section 14.06 (

                  (b)   Pursuant to Section 14A.02, there is a Deficiency Claim Amount of
                           $0.00  to be withdrawn from the Policy to fund the amount
                           payable on the related Distribution Date for items (i) thru (v) of
                           Section 14.06 (b)

         11.    TERMINATION OF TRUST

                  The amount to be distributed to the Certificateholders from the Collection
                  Account pursuant to the Termination of the Trust ( Section 20.01 )                                0.00

         12.    OTHER INFORMATION

                  Pursuant to Section 13.09 (b) (i)
                  (a)     Delinquency Ratio                                                     4.0313%
                  (b)     Average Delinquency Ratio                                             4.1007%
                  (c)     Default Rate                                                         13.5585%
                  (d)     Average Default Rate                                                 11.2387%
                  (e)     Net Loss Rate                                                         3.9854%
                  (f)     Average Net Loss Rate                                                 4.9329%

                  Pursuant to Section 13.09 (b) (ii)
                  Trigger Event occurred as of                          NO

                  Pursuant to Section 13.09 (b) (iii)
                  Prior Trigger Event Deemed Cured as of                NO

                  Pursuant to Section 13.09 (b) (iv)
                  Insurance Agreement Event of Default                  NO

         **NOTE** Pursuant to Section 14.02 (b)
                  Amount deposited into the Collection Account due to
                  mistaken deposits, postings or checks returned for
                  insufficient funds to be reimbursed to the Servicer                                               0.00

                                      (3)

         13.    OTHER INFORMATION - II

                  i.     Amounts collected by the Servicer                                      7,818,776.39

                  ii.    Aggregate amount received by the Trust
                         from the Servicer. (exclusive of amounts in the
                         Spread Account, amounts received from the
                         Certificate Insurer and advances by the
                         Servicer).                                                             7,818,776.39

                  iii.   Reimbursements to the Certificate Insurer                                      0.00

                  iv.  Amount drawn on the Policy                                                       0.00

                  v.   Remaining outstanding balance available
                        to be drawn under the Policy:                                                   0.00

                  vi..   Delinquency information:

                           Receivables that are 30 Days Delinquent                              4,748,100.01
                           Receivables that are 60 Days Delinquent                              1,100,443.96
                           Receivables that are 90 Days Delinquent                                634,568.55



         14.    PRE-FUND ACCOUNT

                  (a)  The Pre-Fund Account balance after giving effect to
                          distributions made on such Distribution  Date                                 0.00
                  (b)  The Pre-Fund Account Balance per $ 1,000 interest                           0.0000000
                  (c)   The Amount withdrawn from the Pre-Fund Account and transferred
                           to the Collection Account (payable to the Certificateholders)                0.00
                  (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest            0.0000000
                  (e)   The interest earnings on funds in the Pre-Fund Account
                           (transferred from the Pre-Fund to the Collection Account) and
                           remitted to the Seller as Supplemental Servicing Fee                         2.12

         15.    CAPITALIZED INTEREST ACCOUNT

                  (a)  The Capitalized Interest Account balance after giving effect to
                          distributions made on such Distribution  Date                                 0.00
                  (b)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Certificateholders)                                                          0.00
                  (c)   The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Sellers)                                                                     0.00
                  (e)   The interest earnings on funds in the Capitalized Interest Account
                           (transferred from the Capitalized Interest to the Collection Account)
                           and remitted to the Seller as Supplemental Servicing Fee                     0.00

                                    (4)

I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Certificate.


         THE MONEY STORE AUTO FINANCE INC.






         BY:       \s\ Harry Puglisi
                  ----------------------
                  HARRY PUGLISI
                  TREASURER

                                  (5)

                       TMS AUTO RECEIVABLES TRUST 1996-1
               Class A-1 5.6375% Money Store Asset Backed Notes
                  Class A-2 Floating Rate Asset Backed Notes
                      Class A-3 6.85% Asset Backed Notes


        IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF MAY 31, 1996, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1996 - 1 FOR THE JANUARY 13, 1997 DETERMINATION DATE

    DISTRIBUTION DATE   01/21/97      MONTHLY PERIOD               Dec-96



A.      Information Regarding the Current Monthly Distribution :

        I.    NOTES

                (a)  The aggregate amount of the distribution to
                       Noteholders' from the Collection Account with respect to:
                        Class A-1 Notes                                           5,834,605.30
                        Class A-2 Notes                                             458,762.40
                        Class A-3 Notes                                             330,512.50

                (b)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of interest from the Collection Account:
                        Class A-1 Notes                                              81,122.75
                        Class A-2 Notes                                             458,762.40
                        Class A-3 Notes                                             330,512.50

                (c)  The amount of the distribution set forth in  A. 1. (a)
                        above in respect of principal from the Collection Account:
                        Class A-1 Notes                                           5,753,482.55
                        Class A-2 Notes                                                   0.00
                        Class A-3 Notes                                                   0.00

                (d)  The amount of such distribution payable out of amounts withdrawn from the Spread Account or pursuant to a claim
                        on the Policy (Deficiency Claim Amount) with respect to:
                        Class A-1 Notes                                                   0.00
                        Class A-2 Notes                                                   0.00
                        Class A-3 Notes                                                   0.00

                (e)  The amount of the distribution set forth in  A. 1. (a)
                        above per $1,000 interest with respect to:
                        Class A-1 Notes                                            129.3704058
                        Class A-2 Notes                                              5.0973600
                        Class A-3 Notes                                              5.7083333

                (f)   The amount of the distribution set forth in  A. 1. (b)
                        above per $1,000 interest with respect to:
                        Class A-1 Notes                                              1.7987306
                        Class A-2 Notes                                              5.0973600
                        Class A-3 Notes                                              5.7083333

                (g)  The amount of the distribution set forth in  A. 1. (c)
                        above per $1,000 interest with respect to:
                        Class A-1 Notes                                            127.5716752
                        Class A-2 Notes                                              0.0000000
                        Class A-3 Notes                                              0.0000000

                (h)  The amount of the distribution set forth in  A. 1. (d)
                        above per $1,000 interest with respect to:
                        Class A-1 Notes                                              0.0000000
                        Class A-2 Notes                                              0.0000000
                        Class A-3 Notes                                              0.0000000


B.       Information Regarding the Performance of the Trust :

         1.    POOL AND NOTE BALANCES

                  (a)  The Pool Balance as of the close of business
                          on the last day of the preceding Monthly Period        165,335,093.81

                  (b)  The Class Note Balances as of the close of business
                          on the last day of the preceding Monthly Period, after
                          giving effect to payments allocated to principal set
                          forth in Paragraph  A. 1. (c)  above wtih respect to:
                           Class A-1 Notes                                        10,435,093.81
                           Class A-2 Notes                                        90,000,000.00
                           Class A-3 Notes                                        57,900,000.00

                  (c)  The Class Note Factor as of the close of business on the last day of the preceding Monthly Period with respect to:
                           Class A-1 Notes                                            0.3589485
                           Class A-2 Notes                                            1.0000000
                           Class A-3 Notes                                            1.0000000

         2.    SERVICING FEE

                  (a)  The aggregate amount of the Servicing Fee paid to the
                          Servicer with respect to the preceding Monthly Period
                          from the Collection Account                                406,450.12
                  (b)  The amount of such Servicing Fee per $ 1,000 interest          2.0322506
                  (c)  The amount of any unpaid Servicing Fee                              0.00
                  (d)  The change in the amount of any unpaid Servicing Fee
                          from the previous Distribution Date                              0.00

         3.    OTHER FEES

                  (a) The aggregate amount of Trustee Fees paid to the Trustee
                          from the Collection Account                                    333.33
                  (b) The aggregate amount of Insurance Premium paid to the
                        Noteholders' Insurer from the Collection Account              34,185.12

         4.    PAYMENT SHORTFALLS

                  (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in Paragraph
                          A. 1. (b) above with respect to:
                           Class A-1 Notes                                                 0.00
                           Class A-2 Notes                                                 0.00
                           Class A-3 Notes                                                 0.00

                  (b)  The amount of such Interest  Carryover  Shortfall
                          per  $1,000  Interest
                           Class A-1 Notes                                            0.0000000
                           Class A-2 Notes                                            0.0000000
                           Class A-3 Notes                                            0.0000000

                  (c)  The change in the amount of the Interest Carryover Shortfall
                          from  the  previous  Distribution  Date                          0.00
                  (d)  The amount of the Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                          A. 1. (c) above                                                  0.00
                  (e)  The amount of such Principal  Carryover  Shortfall
                          per  $1,000  Interest                                       0.0000000
                  (f)  The change in the amount of the Principal Carryover Shortfall
                          from  the  previous  Distribution  Date                          0.00

                                      (2)

5.    REALIZED LOSSES

        (a)  Realized Losses for the Period funded by the Spread Account                                                 581,854.26
                                 1.  Cram Down Losses                                              13,639.81
                                 2.  Losses on Liquidated Receivables                             568,214.45
        (b)  Aggregate Realized Losses, if any,
                                 1.  Preceding Monthly Period                                         Dec-96           2,526,232.11
                                 2.  Second preceding Monthly Period                                  Nov-96           1,944,377.85

6.    PURCHASE AMOUNTS

        The aggregate Purchase Amounts for Receivables,
        if any, that were repurchased in such period                                                                           0.00

7.    PAYAHEAD ACCOUNT

        (a)  The aggregate Payahead Balance                                                                              270,765.55
        (b)  The change in the Payahead Balance from the
                previous Distribution Date                                                                                13,467.76
                               (1)  The aggregate Payaheads pursuant to Section 5.6
                                       for  the  Monthly Period which were transferred from
                                       the  Collection  Account to the Payahead Account.                     77,841.65
                               (2)  The portion of the Payaheads constituting Scheduled
                                       Payments on PreComputed Receivables or the portion
                                       that  are applied to Prepay a PreComputed Receivable in
                                       full  pursuant to Section 5.6 which were transferred from
                                       the Payahead  Account to the Collection Account.                      64,373.89
        (c)  The investment earnings on funds in the Payahead Account
               (transferred from the Payahead to the Collection Account) and
               remitted to the Seller as Supplemental Servicing Fee                                                        1,134.91

8.    SPREAD ACCOUNT

        (a)  The Spread Account balance after giving effect to
                distributions made on such Distribution  Date                                                         13,226,807.50
        (b)  The change in the Spread Account balance on such
                Distribution  Date                                                                                      (460,278.60)
        (c)   The Amount withdrawn from the Spread Account and
                 payable to the Certificateholders (Deficiency Claim Amount)                                                   0.00
        (d)   The Amount withdrawn from the Spread Account and
                 payable to the Seller  (Remaining Funds).                                                             1,194,305.13
        (e)   The investment earnings on funds in the Spread Account
                 (transferred from the Spread to the Collection Account) and
                 remitted to the Seller as Supplemental Servicing Fee                                                     49,180.34

9.    THE POLICY

        The amount distributable from the Policy and payable to the
        Noteholders, after giving effect to withdrawals from the
        Spread Account (Deficiency Claim Amount)                                                                               0.00

10.   THE NOTICES

        (a)   Pursuant to Section 5.4, there is a Deficiency Claim Amount of
                 $0.00  to be withdrawn from the Spread Account to fund the amount payable on the related Distribution Date for items (i) thru (vi)
                 of Section 5.6 (

        (b)   Pursuant to Section 5A.1, there is a Deficiency Claim Amount of
                 $0.00  to be withdrawn from the Policy to fund the amount
                 payable on the related Distribution Date for items (i) thru (vi) of
                 Section 5.6 (b)

                                      (3)

         11.    TERMINATION OF TRUST

                  The amount to be distributed to the Certificateholders from the Collection
                  Account pursuant to the Termination of the Trust ( Section 307 )                               0.00

         12.    PRE-FUND ACCOUNT

                  (a)  The Pre-Fund Account balance after giving effect to
                           distributions made on such Distribution  Date                                         0.00
                  (b)  The Pre-Fund Account Balance per $ 1,000 interest
                               Class A-1 Notes                                                              0.0000000
                               Class A-2 Notes                                                              0.0000000
                               Class A-3 Notes                                                              0.0000000
                  (c)  The Amount withdrawn from the Pre-Fund Account and transferred
                           to the Collection Account (payable to the Noteholders)                                0.00
                  (d)  The amount of Pre-Fund Account distribution per $ 1,000 interest                     0.0000000
                  (e)  The interest earnings on funds in the Pre-Fund Account
                           (transferred from the Pre-Fund to the Collection Account) and
                           remitted to the Seller as Supplemental Servicing Fee                                  2.12

         13.    CAPITALIZED INTEREST ACCOUNT

                  (a)  The Capitalized Interest Account balance after giving effect to
                          distributions made on such Distribution  Date                                          0.00
                  (b)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Certificateholders and Noteholders)                                                   0.00
                  (c)  The Amount withdrawn from the Capitalized Interest Account and transferred to the Collection Account (payable to the
                           Sellers)                                                                              0.00
                  (d)  The interest earnings on funds in the Capitalized Interest Account
                           (transferred from the Capitalized Interest to the Collection Account)
                           and remitted to the Seller as Supplemental Servicing Fee                              0.00

         14.    OTHER INFORMATION

                  Pursuant to Section 4.9 (b) (i)
                  (a)     Delinquency Ratio                                                                    4.0313%
                  (b)     Average Delinquency Ratio                                                            4.1007%
                  (c)     Default Rate                                                                        13.5585%
                  (d)     Average Default Rate                                                                11.2387%
                  (e)     Net Loss Rate                                                                        3.9854%
                  (f)     Average Net Loss Rate                                                                4.9329%

                  Pursuant to Section 4.9 (b) (ii)
                  Trigger Event occurred as of                                                                     NO

                  Pursuant to Section 4.9 (b) (iii)
                  Prior Trigger Event Deemed Cured                                                                 NO

                  Pursuant to Section 4.9 (b) (iv)
                  Insurance Agreement Event of Default                                                             NO

                  Weighted Average Coupon Rate                                                                 19.480%
                  Weighted Average Remaining Terms                                                             45.540

         **NOTE** Pursuant to Section 5.2 (b)
                  Amount deposited into the Collection Account due to
                  mistaken deposits, postings or checks returned for
                  insufficient funds to be reimbursed to the Servicer                                            0.00

                                      (4)

         I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 4.9 of the Pooling and Servicing Agreement dated May 31, 1996 pertaining to Series 1996 - 1 in preparing the accompanying Servicer's Noteholders' Statement.


                  THE MONEY STORE AUTO FINANCE INC.






                  BY:           \s\ Harry Puglisi
                           ----------------------
                           HARRY PUGLISI
                           TREASURER

                                      (5)